UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):  October 7, 2013

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-31560	98-0648577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

38/39 Fitzwilliam Square Dublin 2 Ireland	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Share Redemption Agreement

On October 7, 2013, Seagate Technology plc (the “Company”) and Samsung Electronics Co., Ltd., a company organized under the laws of the Republic of Korea (“Samsung”), entered into a Share Redemption Agreement (the “Share Redemption Agreement”) pursuant to which the Company will repurchase 32,700,000 Ordinary Shares of the Company (the “Shares”) by way of redemption from Samsung at a price of $46.03 per share, for a total purchase price of $1,505,181,000 (the “Redemption Price”).  A copy of the press release announcing the entry into the Share Redemption Agreement is attached hereto as Exhibit 99.1.  The Shares represent approximately 9.1% of the Company’s total Ordinary Shares outstanding.

The transactions contemplated by the Share Redemption Agreement (the “Share Redemption Transaction”) are expected to be consummated on October 7, 2013 and no later than October 18, 2013, subject to the absence of any legal restraints prohibiting or preventing the consummation of the Share Redemption Transaction.  Upon the closing of the Share Redemption Transaction, Samsung shall receive the Redemption Price payable in cash by the Company in exchange for the redemption of the Shares of Samsung.  The Shares will be cancelled immediately following the Share Redemption Transaction.  The Share Redemption Transaction is part of the Company’s previously announced share repurchase program.

The description of the Share Redemption Agreement above is qualified in its entirety by the Share Redemption Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Amendment and Termination of Shareholder Agreement

In connection with the entry into the Share Redemption Agreement, the Company and Samsung entered into an Amendment and Termination Agreement (the “Amendment and Termination Agreement”) amending and terminating the previously disclosed Shareholder Agreement, dated April 19, 2011 (the “Shareholder Agreement”), between the Company and Samsung.  Effective upon the closing of the Share Redemption Transaction, Samsung’s right to appoint one representative to the Company’s Board of Directors (the “Board”) so long as Samsung and its affiliates continued to beneficially own at least 7% of the Company’s outstanding Ordinary Shares shall terminate.  Further, the Shareholder Agreement shall terminate with respect to other material provisions, including but not limited to, certain transfer restrictions, standstill provisions and voting provisions.  The registration provisions of the Shareholder Agreement remain in full force and effect, however, the date by which the Company is obligated to file a registration statement to register the remaining Ordinary Shares beneficially owned by Samsung is amended to be November 8, 2013, to the extent not prohibited by any applicable law and subject to postponement in the event of a Material Pending Event (as defined in the Shareholder Agreement).  Notwithstanding the termination of Samsung’s right to appoint a representative to the Board, there is no change to the Board’s recommendation that Dr. Seh-Woong Jeong be re-elected to the Board at the Company’s 2013 Annual General Meeting of Shareholders.

The description of the Amendment and Termination Agreement above is qualified in its entirety by the Amendment and Termination Agreement, filed as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Additional Relationships between the Company and Samsung

Other relationships between the Company and Samsung remain unchanged.  The description of those relationships set forth in the Company’s Proxy Statement for the 2013 Annual General Meeting of Shareholders, as updated in connection with the Share Redemption Transaction, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

The information set forth above under Item 1.01 subheading “Amendment and Termination of Shareholder

Agreement” is hereby incorporated by reference into this Item 1.02.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Share Redemption Agreement dated as of October 7, 2013, between Seagate Technology plc and Samsung Electronics Co., Ltd.

10.2	Amendment and Termination Agreement dated as of October 7, 2013, between Seagate Technology plc and Samsung Electronics Co., Ltd.

99.1	Press release, dated October 8, 2013, of Seagate Technology plc entitled “Seagate Technology Completes Private Share Redemption Transaction of 32.7 Million Shares.”

99.2	Description of Relationships between Seagate Technology plc and Samsung Electronics Co., Ltd.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about our plans, strategies and prospects and estimates of industry growth for the fiscal quarter ending September 27, 2013 and beyond. These statements identify prospective information and include words such as “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects” and similar expressions.  Forward-looking statements included in this Current Report on Form 8-K include, but are not limited to, statements regarding the Company’s strategic alignment with Samsung, returning value to shareholders, the Company’s commitment to the share redemption plan and the expected timing for consummating the Share Redemption Transaction.  These forward-looking statements are based on information available to the Company as of the date of this Current Report on Form 8-K and are based on management's current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the Company’s control and may pose a risk to the Company’s operating and financial condition. Such risks and uncertainties include, but are not limited to:  the uncertainty in global economic conditions, as consumers and businesses may defer purchases in response to tighter credit and financial news; the impact of the variable demand and adverse pricing environment for disk drives, particularly in view of current business and economic conditions; dependence on the Company’s ability to successfully qualify, manufacture and sell its disk drive products in increasing volumes on a cost-effective basis and with acceptable quality, particularly the new disk drive products with lower cost structures; the impact of competitive product announcements; possible excess industry supply with respect to particular disk drive products; and the Company’s ability to achieve projected cost savings in connection with restructuring plans. Information concerning risks, uncertainties and other factors that could cause results to differ materially from those projected in the forward-looking statements is contained in the Company's Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on August 7, 2013, which statements are incorporated into this Current Report on Form 8-K by reference. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ Patrick J. O’Malley
	Name:	Patrick J. O’Malley
	Title:	Executive Vice President and Chief Financial Officer

Date:  October 8, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Share Redemption Agreement dated as of October 7, 2013, between Seagate Technology plc and Samsung Electronics Co., Ltd.

10.2	Amendment and Termination Agreement dated as of October 7, 2013, between Seagate Technology plc and Samsung Electronics Co., Ltd.

99.1	Press release, dated October 8, 2013, of Seagate Technology plc entitled “Seagate Technology Completes Private Share Redemption Transaction of 32.7 Million Shares.”

99.2	Description of Relationships between Seagate Technology plc and Samsung Electronics Co., Ltd.